                                                                   EXHIBIT 10.49


                             OMNIBUS AMENDMENT NO. 2

                  THIS OMNIBUS AMENDMENT NO. 2 (this "AMENDMENT") is entered into as of April 11, 2003, by and among:

                           (1) WABASH NATIONAL CORPORATION, a Delaware corporation (the "PERFORMANCE GUARANTOR"),

                           (2) WNC RECEIVABLES, LLC, a Delaware limited liability company (the "SPE"),

                           (3) WNC RECEIVABLES MANAGEMENT CORP., a Delaware corporation (the "INDEPENDENT MEMBER"),

                           (4) WNC FINANCING LLC, a Delaware limited liability company ("WFL"),

                           (5) WABASH NATIONAL TRAILER CENTERS, INC., a Delaware corporation (f/k/a NOAMTC, INC., a Delaware corporation) and WABASH NATIONAL, L.P., a Delaware limited partnership (collectively, the "ORIGINATORS"; and together with the Performance Guarantor, the SPE and the Independent Member, each a "COMPANY" and collectively, the "COMPANIES"), and

                           (6) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent (the "AGENT") for the purchasers from time to time parties to the Purchase Agreement (as defined below) and as the sole initial purchaser thereunder (the "PURCHASER"), with respect to (a) that certain Receivables Sale and Contribution Agreement, dated as of April 11, 2002, by and among the Performance Guarantor, the Originators, as sellers, and the SPE, as buyer (as supplemented, restated, amended or otherwise modified from time to time, the "SALE AGREEMENT"), and (b) that certain Receivables Purchase and Servicing Agreement, dated as of April 11, 2002, by and among the SPE, as seller, WFL, as initial Servicer, the Independent Member, the Agent and the Purchaser (as supplemented, restated, amended or otherwise modified from time to time, the "PURCHASE AGREEMENT").

                  UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN ANNEX X TO THE SALE AGREEMENT AND PURCHASE AGREEMENT.

                              W I T N E S S E T H :

                  WHEREAS, the Performance Guarantor, the SPE, the Originators, the Agent and the Purchaser have agreed to amend certain provisions of the Sale Agreement, Purchase Agreement and the other Related Documents.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO THE SALE AGREEMENT, PURCHASE AGREEMENTS AND THE OTHER RELATED DOCUMENTS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

         1.1 Annex X Amendments.

                  (1) Annex X to the Sale Agreement and the Purchase Agreement is hereby amended by adding the following new defined terms to Annex X in their proper alphabetical order:

                  "ELIGIBLE ASSET DISPOSITION CHARGES" means charges, calculated in accordance with Agreement Accounting Principles, incurred by the Parent in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties permitted under Section (B) of Annex 4.04(o) to the Sale Agreement (including without limitation charges composed of brokerage and investment banking fees, rental and used trailer disposition fees and charges and other disposition transaction costs) and (ii) the proceeds of such sales are used to prepay Indebtedness (as defined in Annex 4.04(l) to the Sale Agreement) of the Parent and its Subsidiaries to the extent permitted under the Related Documents.

                  "ELIGIBLE ASSET IMPAIRMENT CHARGES" means up to $35,000,000 in the aggregate attributable to, without duplication, any charges incurred by the Parent in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with Agreement Accounting Principles.

                  "ELIGIBLE MISCELLANEOUS NON-CASH CHARGES" means non-cash charges (including but not limited to non-cash losses on finance contracts, severance and other loss contingencies but excluding Eligible Asset Impairment Charges and Eligible Restructuring Charges), calculated in accordance with Agreement Accounting Principles and, to the extent deducted in computing Consolidated Operating Income (as defined in Annex 4.04(l) to the Sale Agreement), incurred by the Parent in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of such non-cash charges do not exceed $10,000,000.

                  "ELIGIBLE RESTRUCTURING CHARGES" means any charges incurred by the Parent in its fiscal year ending on December 31, 2003 but only to the extent such charges (i) are incurred in accordance with Agreement Accounting Principles and (ii) relate solely and directly to the restructuring, waiving or amending of the instruments and documents evidencing any of the Secured Obligations and other lines of credit, leases or other extensions of credit, including any amounts paid to any lenders, advisor fees and other related costs.

                  "FLEET EQUIVALENT INCREASE" is defined in Section 1.1(2) hereof.

                  "FLEET PARTICIPATION AGREEMENT" means that certain Amended and Restated Participation Agreement dated as of March 30, 2001 as currently in effect among Apex Trailer Leasing & Rentals, L.P., the Performance Guarantor, certain financial institutions from time to time party thereto, U.S. Bank National Association, as trustee and Fleet Capital Corporation individually and as owner participant, collateral agent and administrative agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

                   "GE DEFERRED FEE ALLOCATION" means, at any time, the percentage determined by dividing (a) the aggregate amount of the amendment fees in favor of the Agent and the Purchaser as required by, and in connection with, this Amendment by (b) the aggregate of the Second Amendment Closing Fees (as defined in Section 5 hereof).

                   "SECOND AMENDMENT EFFECTIVE DATE" has the meaning assigned to it in Section 4 hereof.

                  "TARGETED CONSOLIDATED EBITDA AMOUNT" means, for each relevant month, the cumulative Consolidated EBITDA amount (measured from and after January 1, 2003) furnished on March 6, 2003 to the Lenders as part of the Parent's 2003 budget minus that portion of such cumulative Consolidated EBITDA amount which is attributable to the sale, from and after January 1, 2003, of any assets or any Subsidiary to the extent permitted herein or otherwise approved by the Required Purchasers.

                  "UNADJUSTED CONSOLIDATED EBITDA" means, for any period, on a consolidated basis for the Parent and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income (as defined in Annex 4.04(l) to the Sale Agreement), plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense (as defined in Annex 4.04(l) to the Sale Agreement) to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Parent and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Parent and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  (2) Annex X to the Sale Agreement and the Purchase Agreement is hereby further amended by amending and restating the definitions of "CONSOLIDATED EBITDA" and "PER ANNUM DAILY MARGIN" in their entirety to read as follows:

                  "CONSOLIDATED EBITDA"

                  means, for any period, on a consolidated basis for the Parent and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income (as defined in Annex 4.04(l) to the Sale Agreement), plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense (as defined in Annex 4.04(l) to the Sale Agreement) to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus (vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus (ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Parent and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Parent and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  "PER ANNUM DAILY MARGIN" shall mean:

                  (a) at all times prior to the date on which the Parent files its 10-K for the year ended December 31, 2002:

                           (i) with respect to Capital Investment (A) at the LIBOR Rate, 4.00%, and (B) at the Index Rate, 2.50%, and

                           (ii)     with respect to Unused Facility Fees. 1.00%;
                                    and

                  (b) at all times from and after the date on which the Parent files its 10-K for the year ended December 31, 2002, the applicable per annum percentage set forth opposite the then applicable range of the Aggregate Interest Coverage Ratio:

                                                 PER ANNUM DAILY MARGIN
                                  ----------------------------------------------


           AGGREGATE                CAPITAL           CAPITAL
      INTEREST COVERAGE            INVESTMENT       INVESTMENT         UNUSED
             RATIO                   AT THE           AT THE        FACILITY FEE
                                   LIBOR RATE       INDEX RATE
> 2.0 : 1.0                         3.75%               2.25%           0.875%

< OR = 2.0 : 1.0 BUT                4.00%               2.50%           1.00%
 > 1.5 : 1.0

< OR = 1.5 : 1.0                    4.25%               2.75%           1.125%

                  In addition, the foregoing Per Annum Daily Margin (other than with respect to the Unused Facility Fee) shall be subject, for each month in which the same is determined, to an increase during such month equal to the sum of (i) 0.50% for every 10% of negative variance from the Targeted Consolidated EBITDA Amount, (ii) 0.50% for every quarterly occurrence of a Leverage Valuation Ratio (as defined in Annex 4.04(l) to the Sale Agreement) above 0.85 to 1 as of the end of the Parent's most recently ended fiscal quarter and to be paid in the fiscal quarter following such occurrence (it being understood and agreed that, once in effect, such Leverage Valuation Ratio-based increase (a "LEVERAGE INCREASE") will remain in effect for each month prior to the Parent's achievement of a Leverage Valuation Ratio of 0.85 to 1 or less but shall cease to apply (subject to subsequent quarterly occurrences of a Leverage Valuation Ratio above 0.85 to 1) during and after such month when the Parent's quarterly-based Leverage Valuation Ratio is equal to or is less than 0.85 to 1), (iii) 0.50% for every monthly occurrence of a negative monthly Unadjusted Consolidated EBITDA and (iv) 0.20% for every month during which the "Additional Fee" (as identified and defined in Section 10.1(d) of the Fleet Participation Agreement) is payable under the Fleet Participation Agreement (a "FLEET EQUIVALENT INCREASE") (the amount calculated by adding the sum of increases specified in the foregoing subsections (i), (ii), (iii) and
         (iv) being referred to as the "ADDITIONAL SPREAD"). Each calculation of the Additional Spread (1) will be determined as of the end of each calendar month (or quarter in the case of the applicability of a Leverage Increase) and shall be in effect for the next succeeding calendar month (or fiscal quarter in the case of a Leverage Increase),
         (2) shall be determined without giving effect to, and shall not be additive of, the Additional Spread determined in any previous month and
         (3) the amount calculated by adding the sum of the increases specified in the foregoing subsections (i), (ii) and (iii) shall not exceed 5.00% for any month.

                  It is understood and agreed by the parties hereto that the foregoing Per Annum Daily Margin shall be deemed to apply as of February 27, 2003.

                  (3) Annex X of the Sale Agreement and the Purchase Agreement is hereby further amended by amending and restating Schedule CC to Annex X to the Sale Agreement and Purchase Agreement in the form of Amended Schedule CC attached to this Amendment.

         1.2 Sale Agreement Amendments

                  (1) Section (c) of Annex 4.03 to the Sale Agreement is hereby amended by adding at the end thereof the following:

                  In addition, in the course of each calendar month, all information concerning the business or financial condition of the Performance Guarantor as is provided to (and at the same time as is provided) to the Lenders and Noteholders, including, without limitation, and as soon as available but in any event by no later than fifteen (15) days after the end of each monthly accounting period of the Parent, the following (prepared in such format and detail as is required by the Agent (as Buyer's assignee)): (1) a statement of projected cash sources and uses of the Parent and its Subsidiaries for the 13 calendar weeks following the end of such monthly accounting period and a report (to the extent requested by the Agent (as Buyer's assignee)) containing management's discussion and analysis of such projections and (2) a statement of cash sources and uses for the immediately preceding monthly accounting period of the Parent and for such historical period as is reasonably required by the Agent (as Buyer's assignee), in comparative form against the figures and for the corresponding date and period in the projected cash flow statements required under the foregoing subsection (1); the foregoing statements required under subsections (1) and (2) being duly certified by the chief financial officer or treasurer of the Parent. Concurrently with the delivery of each monthly report and information under the Fleet Participation Agreement (including without limitation under
         Section 6.1(e)(vii) thereof), the Performance Guarantor shall deliver to the Agent copies of such reports and information and any other information relevant to the calculation and determination of the Fleet Equivalent Increase.

                  (2) Annex 4.04(l) to the Sale Agreement is hereby amended by adding the following new defined terms to Annex 4.04(l) in their proper alphabetical order:

                  "CONSOLIDATED EQUITY" means as of the date of any determination thereof for any relevant period, the total stockholders' equity of the Performance Guarantor and its Subsidiaries on a consolidated basis, as determined in accordance with Agreement Accounting Principles, plus the sum of the amounts for such period, without duplication, of (i) foreign currency translation and transaction gains and losses, plus (ii) all charges against income for foreign taxes and U.S. income taxes, plus (iii) Eligible Asset Disposition Charges, plus (iv) Eligible Asset Impairment Charges, plus
         (v) Eligible Non-Cash Miscellaneous Charges, plus (vi) Eligible Restructuring Charges.

                  "ELIGIBLE ASSET DISPOSITION CHARGES" means charges, calculated in accordance with Agreement Accounting Principles, incurred by the Performance Guarantor in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties permitted under Section (B) of Annex 4.04(o) to the Sale Agreement (including without limitation charges composed of brokerage and investment banking fees, rental and used trailer disposition fees and charges and other disposition transaction costs) and (ii) the proceeds of such sales are used to prepay Indebtedness of the Performance Guarantor and its Subsidiaries to the extent permitted under Annex 4.04(l) of the Sale Agreement.

                  "ELIGIBLE ASSET IMPAIRMENT CHARGES" means up to $35,000,000 attributable to, without duplication, any charges incurred by the Performance Guarantor in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with Agreement Accounting Principles.

                  "ELIGIBLE MISCELLANEOUS NON-CASH CHARGES" means non-cash charges (including but not limited to non-cash losses on finance contracts, severance and other loss contingencies), calculated in accordance with Agreement Accounting Principles and, to the extent deducted in computing Consolidated Operating Income, incurred by the Performance Guarantor in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of Eligible Miscellaneous Non-Cash Charges do not exceed $10,000,000.

                  (3) Annex 4.04(l) to the Sale Agreement is hereby amended by amending and restating the definition of "CONSOLIDATED EBITDA" therein in its entirety to read as follows:

                  "CONSOLIDATED EBITDA" means, for any period, on a consolidated basis for the Performance Guarantor and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus (vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus (ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Performance Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Performance Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  (4) Annex 4.04(l) to the Sale Agreement is hereby amended by amending and restating Sections (A), (B), (C), (D) and (E) thereof in their entirety to read as follows:

                  (A) Intentionally Omitted.

                  (B) Minimum Consolidated Equity. The Performance Guarantor shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

                        Fiscal Quarter Ending        Minimum Consolidated
                                                            Equity

                        March 31, 2003                       $40,000,000
                        June 30, 2003                        $35,000,000
                        September 30, 2003                   $30,000,000
                        December 31, 2003                    $25,000,000

                                        (C) Maximum Leverage Valuation Ratio.
                  The Performance Guarantor shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

                        Fiscal Quarter Ending           Maximum Leverage Valuation
                                                                  Ratio
                        March 31, 2003                            0.95 to 1
                        June 30, 2003                             0.95 to 1

                        September 30, 2003                        0.95 to 1
                        December 31, 2003                         0.95 to 1

                  (D) Minimum Consolidated EBITDA. The Performance Guarantor shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated EBITDA at an amount not less than the applicable "Minimum Cumulative Consolidated EBITDA" specified below for the period commencing on January 1, 2003 and ending on such last day:

                                                 Minimum Cumulative Consolidated
                        Month Ending                           EBITDA
                        March 31, 2003                             $0
                        June 30, 2003                          $5,000,000
                        September 30, 2003                     $15,000,000
                        December 31, 2003                      $20,000,000

                   (E) Minimum Interest Coverage Cash Collateral. The Performance Guarantor shall, by no later than December 31, 2002, enter into a Cash Collateral Agreement (as defined by the Credit Agreement) and, by no later than one (1) Business Day prior to the first day of each fiscal quarter of the Performance Guarantor ending on or after March 31, 2003, deposit funds ("CASH COLLATERAL FUNDS") with the Collateral Agent in an amount not less than the aggregate amount of interest required to be paid, through the end of the immediately succeeding fiscal quarter, under the Credit Agreement and under the Note Agreements; provided that (i) in the case of interest required to be paid through the end of the fiscal quarter ending on March 31, 2004, the Performance Guarantor may deposit Cash Collateral Funds (as defined by the Credit Agreement) on or before (but not after) January 15, 2004 and (ii) it being understood and agreed that if, at any time subsequent to the date Cash Collateral Funds are deposited, the aggregate amount of interest required to be so paid increases, the Performance Guarantor shall promptly, and in any event within three (3) Business Days after demand by the Credit Facility Agent or by the holders of the Senior Notes, deposit additional funds with the Collateral Agent in an aggregate amount not less than the amount of such increase.

                   (F) Maximum Capital Expenditures. The Performance Guarantor will not, and will not permit any Subsidiary to, expend for Capital Expenditures during any fiscal year of the Performance Guarantor and its Subsidiaries, in excess of $4,000,000 in the aggregate for the Performance Guarantor and its Subsidiaries.

         1.3 Purchase Agreement Amendments. The Section 9.01 of the Purchase Agreement is hereby amended by adding new subsections (y) and (z) which shall read as follows:

                  (y) Failure to Deliver Refinancing Commitment Letter. The Performance Guarantor shall fail to deliver, by no later than January 31, 2004, one or more binding commitment letters (in form and substance satisfactory to the Required Secured Parties

                  (as defined in the Intercreditor and Collateral Agency Agreement)) from a bank, institutional lender or other qualified lending source to pay in full, on or before the Termination Date (as defined in the Credit Agreement), the Secured Obligations (as defined in the Intercreditor and Collateral Agency Agreement).

                  (z) a default or breach under the Fleet Participation Agreement, regardless of whether such default is waived or whether any right with respect to such default or breach is exercised (including, without limitation, any default or breach arising out of failure by Performance Guarantor to deliver a business plan as required by Section 6.1(o) thereof).

                  2. CONSENTS. In connection with the amendments specified in
Section 1 hereof, the Parent has informed the Agent and the Purchaser of its intention to amend the Note Agreements, the Credit Agreement and the lease agreements evidencing the Fleet Lease Transactions, in each case in a manner similar to the amendments hereunder. At the Parent's request, the Agent and the Purchaser consent to such amendments.

                  3. REPRESENTATIONS.

                           3.1 In order to induce the Agent and the Purchaser to
enter into this Amendment, each of the Companies represents and warrants to the Agent and the Purchaser that it has duly authorized, executed and delivered this Amendment and that the Amendment constitutes, a legal, valid and binding obligation of such Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                           3.2 Each of the Originators further represents and
warrants to the SPE and the Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 4.01 of the Sale Agreement is true and correct as of the date hereof.

                           3.3 Each of the Servicer and SPE further represents
and warrants to the Agent and the Purchaser that, after giving effect to this Amendment, each of its representations and warranties set forth in Article IV of the Purchase Agreement is true and correct as of the date hereof and that no Incipient Termination Event, Termination Event, Incipient Servicer Termination Event, or Events of Servicer Termination exists as of the date hereof and is continuing.

                  4. CONDITION PRECEDENT. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") all the following condition precedents shall have been satisfied: (i) the Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto, (ii) amendments to the Note Agreements, the Credit Agreement and the lease agreements evidencing the Fleet Lease Transaction shall have been executed and delivered by the parties thereto and become effective, which amendments shall be in form and substance acceptable to the Agent and its counsel, (iii) the SPE and WFL, jointly and severally, shall have paid to the Agent, for the account of each Purchaser, the GE Second

Amendment Closing Fee in the amount and manner as set forth in Section 5 hereof,
(iv) the Agent shall have received, for the ratable account of Purchaser, the aggregate unpaid amount of Daily Yield and all accrued and unpaid fees, costs and expenses through the Second Amendment Effective Date, including, without limitation, an amount equal to the excess of (A) the unpaid portion of the Unused Facility Fee resulting from the increase in the Per Annum Daily Margin effective as of February 27, 2003 and the implementation of the Additional Spread pursuant hereto minus (B) the amount of Unused Facility Fee actually paid thereon for such period, and (v) the Agent shall have received reimbursement in full of the Agent's legal and other advisory fees and expenses it has heretofore incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.

                  5. CLOSING FEES. SPE and WFL acknowledge that they are required, jointly and severally, to pay amendment/closing fees in the amount of $412,500 (in addition to and not including the 0.25% fee described in Section 9 hereof and reimbursement for out of pocket costs and expenses), representing 0.375% of the Maximum Purchase Limit of $110,000,000, to Agent in connection with, and as required by, this Amendment (the "GE SECOND AMENDMENT CLOSING FEE"), and the Performance Guarantor acknowledges that it is required to pay certain closing fees (in addition to and not including reimbursement for out of pocket costs and expenses) to (i) the Credit Facility Agent and the Lenders in connection with, and as required by, the amendment (comparable to this Amendment) to the Credit Agreement, (ii) the holders of the Senior Notes in connection with, and as required by, amendments (comparable to this Amendment) to the Note Agreements, and (iii) Fleet Capital Corporation in connection with, and as required by, the amendment (comparable to this Amendment) to the lease agreements evidencing the Fleet Lease Transaction (such fees to such financial institutions being hereinafter referred to collectively as the "LENDERS' SECOND AMENDMENT CLOSING FEES"; and together with the GE Second Amendment Closing Fee, the "SECOND AMENDMENT CLOSING FEES"). In lieu of paying the entire balance of the Second Amendment Closing Fees on the Second Amendment Effective Date, (1) on the Second Amendment Effective Date, SPE, WFL and the Performance Guarantor shall pay to such financial institutions and Agent at least $2,000,000 (in the aggregate) of such Second Amendment Closing Fees and the GE Second Amendment Closing Fee paid to the Agent shall not be less than the GE Deferred Fee Allocation multiplied by the actual amount of the Second Amendment Closing Fees paid on the Second Amendment Effective Date and (2) by a date no later than January 15, 2004, SPE and WFL, jointly and severally, shall pay to the Agent (a) the then unpaid balance of the GE Second Amendment Closing Fee and (b) a deferral fee to the Agent in an amount equal to the Deferred Fee Amount at a rate per annum equal to the sum of (A) the Daily Yield as in effect on such date plus (B) (i) 2.00% from the Second Amendment Effective Date until the date such Deferred Fee Amount has been paid in full plus (ii) 1.00% on the date immediately prior to the day such Deferred Fee Amount balance has been paid in full and for the period from the date such Deferred Fee Amount has been paid in full until January 15, 2004. As used in this Section 5, "DEFERRED FEE AMOUNT" means, with respect to the Second Amendment Closing Fees, the GE Deferred Fee Allocation multiplied by the excess of (x) the actual amount of the Second Amendment Closing Fees minus (y) the amount of the Second Amendment Closing Fees paid on the Second Amendment Effective Date. The Performance Guarantor agrees that in connection with any payment on any date of the Deferred Fee Amount or the deferral fees described in this Section 5, the Performance Guarantor shall cause SPE and WFL to, jointly and severally, pay to the Agent on the same date an amount equal to the GE Deferred Fee Allocation multiplied by the amount of such payment.

                  6. RATIFICATION. Except as expressly modified hereby, each of the Sale Agreement, the Purchase Agreement and each of the other Related Documents, as amended hereby, is hereby ratified, approved and confirmed in all respects.

                  7. PERFORMANCE GUARANTOR REAFFIRMATION. Without limiting the generality of Section 6 of this Amendment above, the Performance Guarantor hereby acknowledges, ratifies and reaffirms the Undertaking and all of its other obligations and undertakings under Article VIII of the Sale Agreement, and acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Undertaking and all of its other obligations and undertakings under Article VIII of the Sale Agreement are and shall remain in full force and effect in accordance with the terms thereof.

                  8. REFERENCE TO RELATED DOCUMENTS. From and after the date hereof, each reference in the Sale Agreement, the Purchase Agreement and the other Related Documents to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to such agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Sale Agreement, Purchase Agreement or other Related Documents, as the case may be, as amended by this Amendment.

                  9. ADDITIONAL FEE. SPE and WFL shall, jointly and severally, pay an additional fee to Agent in connection with this Amendment in an amount equal to 0.25% of the daily average balance of Capital Investments for the period of 30 days ending on January 15, 2004, which additional fee shall be payable on January 15, 2004 and which is non-refundable and is fully earned on the date hereof.

                  10. MISCELLANEOUS.

                           10.1 Except as expressly amended hereby, the Sale
Agreement, the Purchase Agreement and the Related Documents shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms each of the Related Documents to which it is a party.

                           10.2 THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                           10.3 EACH OF THE COMPANIES HEREBY ACKNOWLEDGES AND
AGREES THAT IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY ILLINOIS COURT, IN EITHER CASE SITTING IN COOK COUNTY, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENTS, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                           10.4 This Amendment may be executed in any number of
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.



                            <Signature pages follow>

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    AS AGENT


                                    By:
                                       -------------------------------------
                                         Name:
                                         Title:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION,
                                    AS PURCHASER


                                    By:
                                       ------------------------------------
                                         Name:
                                         Title:

                                    WABASH NATIONAL CORPORATION


                                    By:
                                       ------------------------------------
                                          Name:
                                          Title:



                                    WNC RECEIVABLES, LLC

                                    By:
                                        -----------------------------------
                                          Name:
                                          Title:

                                    WNC RECEIVABLES MANAGEMENT CORP.

                                    By:
                                        -----------------------------------
                                          Name:
                                          Title:

                                    WNC FINANCING, LLC

                                    By:
                                        -----------------------------------
                                          Name:
                                          Title:


                                    NOAMTC, INC.

                                    By:
                                       ------------------------------------
                                         Name:
                                         Title:

                                    WABASH NATIONAL, L.P.

                                    By:
                                       ------------------------------------
                                         Name:
                                         Title:


                  [Signature Page to Omnibus Amendment No. 2]

                               AMENDED SCHEDULE CC

                         FORM OF COMPLIANCE CERTIFICATE

To:     Agent, as Buyer's Assignee (as defined in the Agreement described below)

                  This Compliance Certificate is furnished pursuant to that certain that certain Receivables Sale and Contribution Agreement, dated as of April 11, 2002, (as amended, modified, renewed or extended from time to time, the "Agreement") among Wabash National Corporation (the "Performance Guarantor"), NOAMTC, INC. and WABASH NATIONAL, L.P., (each, an "Originator") and WNC Receivables, LLC (the "Buyer"). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected _________________ of the Performance Guarantor and the [Chief Financial Officer] [Treasurer];

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Performance Guarantor and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default (as defined in the Credit Agreement) during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. Schedule I and Schedule II attached hereto set forth financial data and computations evidencing the Performance Guarantor's compliance with certain covenants of the Agreement and the Excess Cash Flow during the accounting period covered by the attached financial statements, all of which data and computations are true, complete and correct.

                  Described below are the exceptions, if any, to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Performance Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:

-----------------------------------------------------------------

-----------------------------------------------------------------

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, ____.


                                        --------------------------------
                                            [Insert Name of Officer]

Wabash National Corporation
Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
             QUARTERLY SCHEDULE OF COMPLIANCE AS OF _________, 2003

A.       INTENTIONALLY OMITTED


B.       INTENTIONALLY OMITTED


C.       MINIMUM CONSOLIDATED EQUITY (SECTION (B) OF ANNEX 4.04(l))

         1.       Actual Amount:

                  a.       Consolidated Equity                                $        -
                  b.       Minimum Required Amount                            $        -

D.       MAXIMUM LEVERAGE VALUATION RATIO (SECTION (C) OF ANNEX 4.04(l))

         1.       Actual Amount:

                  a.       Term Debt (Notes & Bank Debt)                      $        -
                  b.       Revolver (Super Revolver)                          $        -
                                                                              -----------
                  c.       Total Debt (a+b)                                   $        -
                  d.       Cash and Cash Equivalents                          $        -
                  e.       Net Inventory                                      $        -
                  f.       Net Prepaid and Other Expenses                     $        -
                  g.       Net PP&E                                           $        -
                                                                              -----------
                  h.       Total Assets (d+e+f+g)                             $        -
                  i.       Leverage Ratio (c/h)                                         x
                                                                                   -----

         2.       Minimum Required Amount                                               x
                                                                                   -----

E.       MINIMUM CONSOLIDATED CUMULATIVE (SINCE 1/1/2003) EBITDA
         (SECTION (D) OF ANNEX 4.04(l))

         1.       Actual Amount:

                  a.       Consolidated Operating Income                                $        -
                  b.       Foreign and Domestic Taxes Deducted in Operating Income      $        -
                  c.       Interest Expense Deducted in Operating Income                $        -
                  d.       Eligible Asset Disposition Charges                           $        -
                  e.       Eligible Asset Impairment Charges                            $        -
                  f.       Eligible Miscellaneous Non-Cash Charges                      $        -
                  g.       Eligible Restructuring Charges                               $        -
                  h.       Depreciation Expense Deducted in Operating Income            $        -
                  i.       Amortization Expense Deducted in Operating Income            $        -
                  j.       Interest Income Included in Operating Income                 $        -
                  k.       Total Tax Benefit Included in Operating Income               $        -
                  l.       Consolidated EBITDA (a+b+c+d+e+f+g+h+i-j-k)                  $        -

         2.       Minimum Required Amount                                               $        -

F.       INTENTIONALLY OMITTED

G.       MAXIMUM CAPITAL EXPENDITURES (SECTION (F) OF ANNEX 4.04(l))

         1.       Actual Amount:

                  a. Capital Expenditures (Year-to-Date)               $        -

         2.       Maximum Annual Allowed Amount                        $ 4,000,000

H.       MAXIMUM FINANCE CONTRACTS (SECTION (G) OF ANNEX 4.04(l))

         1.       Actual Amount:

                  a. Finance Contracts (Year-To-Date)                  $        -

         2.       Maximum Annual Allowed Amount                        $ 5,000,000

A.       MAXIMUM OTHER UNSECURED INDEBTEDNESS (SECTION (A) OF ANNEX 4.04(o))

         1.       Actual Amount:                                       $_____________

         2.       Maximum Permitted Amount:                            $3,000,000

B.       SALES OF ASSETS (SECTION (B)(v) OF ANNEX 4.04(o))

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current
                           fiscal year to date (See Schedule II for
                           detail)                                     $_____________


         2.       Maximum Permitted Amount:                            $5,000,000

C.       INTENTIONALLY OMITTED

D.       INVESTMENTS (SECTION (D)(vii) OF ANNEX 4.04(o))

         For each new Investment pursuant to Section (D)(vii) of Annex 4.04(o) of the Agreement during the most recent fiscal quarter covered by this Certificate, complete the following:

         1.       Date and brief description of nature of new Investment:

                  -------------------------------------------------------


                  -------------------------------------------------------

         2.       Actual Amount:

                  a.       Amount of new Investment                    $_____________

                  b.       Amount of existing Investments under
                           Section (D)(vii) of Annex 4.04(o)           +_____________


                  c.       Total Investments under                     =$_____________
                           Section (D)(vii) of Annex 4.04(o)

         3.       Maximum Permitted Amount:                            $5,000,000

E.       LEASES (SECTION (N) OF ANNEX 4.04(o))

         1.       Actual Amount of Leases:                             $__________

         2.       Maximum Permitted Amount:                            $5,000,000

                      SCHEDULE II TO COMPLIANCE CERTIFICATE
                  Schedule of Compliance as of __________, ____
                             (Dollars in Thousands)
A.       Sales of Assets

         [List separate sales and amounts]                      $_____________
                                                                ______________
                                                                ______________
                                                                ______________
                                                                ______________

                                                    Total       $_____________